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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): July 9, 2007

                                Aehr Test Systems
             (Exact name of Registrant as specified in its charter)

          California                    000-22893             94-2424084
(State or other jurisdiction of  [Commission File Number]  (I.R.S. Employer
 incorporation or organization)                         Identification Number)

                               400 Kato Terrace
                           Fremont, California 94539
         (Address of principal executive offices, including zip code)

                                 510-623-9400
             (Registrant's telephone number, including area code)

                                     N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events.

            On July 9, 2007, Aehr Test Systems issued a press release announcing the appointment of Joel Bustos as Vice President of Operations. A copy of the press release is attached hereto as Exhibit 99.1.



Item 9.01.  Financial Statement and Exhibits.

        (d)  Exhibits.

             Exhibit No.    Description
             -----------    -----------
             99.1           Press Release of Aehr Test Systems dated
                            July 9, 2007 entitled "Aehr Test Systems
                            Appoints Joel Bustos as Vice President of
                            Operations."



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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Aehr Test Systems
                                                  (Registrant)
Date:  July 10, 2007
                                          By:  /S/ GARY L. LARSON
                                               -------------------------
                                               Gary L. Larson
                                               Vice President of Finance and
                                               Chief Financial Officer


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                               EXHIBIT INDEX

Exhibit
Number     Description
-------    ------------

99.1 Press Release of Aehr Test Systems dated July 9, 2007 entitled "Aehr Test Systems Appoints Joel Bustos as Vice President of Operations."






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